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                                                                    EXHIBIT 23.1


                           ARTHUR ANDERSEN, L.L.P.




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated May 22, 1995, included in Choice Drug Systems, Inc.'s Form 10-K for the year ended February 28, 1995, and to all references to our Firm included in this registration statement.



Baltimore, Maryland
September 22, 1995